ACTIVE M/MULTI-MANAGER FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

SUPPLEMENT DATED DECEMBER 12, 2016 TO

PROSPECTUS DATED JULY 31, 2016, AS SUPPLEMENTED

The Board of Trustees of Northern Funds has approved the termination of Brookfield Investment Management Inc. (“BIM”) as a sub-adviser to the Multi-Manager Global Listed Infrastructure Fund (the “Fund”), effective December 5, 2016, and the appointment of Maple-Brown Abbott Limited to sub-advise a portion of the Fund, effective on or about December 21, 2016. During this sub-adviser transition period, Northern Trust Investments, Inc. will manage the portion of the Fund previously managed by BIM.

All references to BIM related to the Fund in the Prospectus are hereby deleted.

1.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager Global Listed Infrastructure Fund – Management” on page 23 of the Prospectus is replaced with:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the Multi-Manager Global Listed Infrastructure Fund. Christopher E. Vella, CFA, CIO, a Senior Vice President of Northern Trust Investments, Inc., has been the manager of the Fund since September 2012. Lazard Asset Management LLC and, effective on or about December 21, 2016, Maple-Brown Abbott Limited each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

2.	The following is added to the section entitled “FUND MANAGEMENT – Multi-Manager Global Listed Infrastructure Fund” beginning on page 41 of the Prospectus:

MAPLE-BROWN ABBOTT LIMITED (“MBA”). MBA will manage a portion of the Fund beginning on or about December 21, 2016. MBA is located at 259 George St, Sydney, Australia, and had approximately $8.4 billion in assets under management as of November 30, 2016. MBA invests in global listed infrastructure securities that own and/or operate physical infrastructure assets around the world. MBA considers a narrower range of core infrastructure companies with a focus on regulated, contracted and concessions assets or networks that provide essential services to their relevant communities and have a strong strategic position within the economy in which they operate, inflation protection, low volatility compared to global equities and a high level of corporate governance.

3.	The first paragraph in the section entitled “FUND MANAGEMENT – Multi-Manager Global Real Estate Fund” beginning on page 41 of the Prospectus is replaced with the following:

BROOKFIELD INVESTMENT MANAGEMENT INC. (“BIM”). BIM has managed a portion of the Fund since December 2014. BIM is a wholly owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), a global alternative asset manager with approximately $240 billion in assets under management as of March 31, 2016. Brookfield’s public market activities are conducted by BIM, a registered investment adviser. BIM’s principal offices are located at Brookfield Place, 250 Vesey Street, New York, New York 10281-1023. BIM maintains offices and investment teams in Chicago, Boston and Toronto and has approximately $16.7 billion of assets under management as of June 30, 2016. The investment team utilizes a bottom-up, value-oriented approach complemented by a top-down overlay to manage its REIT strategies. The team believes that concentrated portfolios of under-followed, out-of-favor companies backed by deep fundamental research leads to superior excess returns versus the market and peers. Quality-adjusted valuation screens serve as the starting point for the team’s research efforts. These screens combine traditional valuation screens with subjective/objective quality scores on management, property factors, and equity characteristics to arrive at a focused list of companies for further in-depth fundamental research, as well as where existing positions rank versus the available universe of listed real estate securities. BIM also draws upon the expertise and knowledge within Brookfield and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Fund may sell a security that becomes overvalued or no longer offers an attractive risk/reward profile. A security may also be sold due to changes in portfolio strategy or cash flow needs.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF SPT (12/16)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

SUPPLEMENT DATED DECEMBER 12, 2016 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2016

The Board of Trustees of Northern Funds has approved the termination of Brookfield Investment Management Inc. (“BIM”) as a sub-adviser to the Multi-Manager Global Listed Infrastructure Fund (the “Fund”), effective on December 5, 2016, and the appointment of Maple-Brown Abbott Limited to sub-advise a portion of the Fund, effective on or about December 21, 2016. During this sub-adviser transition period, Northern Trust Investments, Inc. will manage the portions of the Fund previously managed by BIM.

All references to BIM related to the Fund in the SAI are hereby deleted.

1.	The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Global Listed Infrastructure Fund” on page 71 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager Global Listed Infrastructure Fund	Lazard Asset Management LLC (“Lazard”) Maple-Brown Abbott Limited (“MBA”) (effective on or about December 21, 2016)

2.	The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager Global Real Estate Fund” on page 72 of the SAI is deleted and replaced with the following:

Fund	Sub-Advisers
Multi-Manager Global Real Estate Fund	Brookfield Investment Management Inc. (“BIM”) Delaware Investments

3.	Effective on or about December 21, 2016, the following information is added under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 72 of the SAI:

MBA

MBA is a privately owned Australian investment management company based in Sydney, Australia. Maple-Brown Family Investments Pty Limited as trustee for Maple-Brown Investment Trust owns 52.9% of the issued capital of MBA. Mrs. Susan Craig Maple-Brown is the sole director and shareholder of Maple-Brown Family Investments Pty Limited. In addition, Mrs. Susan Craig Maple-Brown owns 23.3% of the issued capital of MBA in her personal capacity.

Please retain this Supplement with your SAI for future reference.